UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 13, 2006

MEDecision, Inc.

(Exact Name of Issuer as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation or Organization)	001-33191 (Commission File Number)	23-2530889 (I.R.S. Employer Identification Number)

601 Lee Road, Chesterbrook Corporate Center Wayne, Pennsylvania (Address of Principal Executive Offices)	19087 (Zip Code)

(610) 540-0202

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act
Soliciting material pursuant to Rule 14a-12 under the Exchange Act
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) On December 18, 2006, in connection with the completion of our initial public offering (the “IPO”), the resignations of Frank A. Adams and Charles P. Cullen from our board of directors became effective. As described in our Registration Statement on Form S-1, as amended, (the “Registration Statement”) filed with the Securities and Exchange Commission on August 11, 2006, Messrs. Adams and Cullen previously had advised us of their intention to resign from our board of directors upon the completion of our initial public offering.

(d) Effective December 18, 2006, Paul E. Blondin and Elizabeth A. Dow were elected to our board of directors. As described in the Registration Statement, Mr. Blondin and Ms. Dow previously had agreed to serve on our board of directors effective upon the completion of our initial public offering. In addition, Mr. Blondin will serve as a member of the audit committee of the board of directors and Ms. Dow will serve as a member of the compensation committee of the board of directors. There is no arrangement or understanding between either of Mr. Blondin or Ms. Dow and any other person or party pursuant to which either of them was selected as a director. A copy of the Company’s press release announcing the foregoing is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On December 18, 2006, we entered into an Indemnification Agreement with each of Mr. Blondin and Ms. Dow. Each Indemnification Agreement is in the same form as those that have been entered into between us and our existing board members and executive officers. A copy of the form of Indemnification Agreement was attached as Exhibit 10.16 to the Registration Statement and is incorporated herein by reference. The description of the Indemnification Agreements contained herein is qualified in its entirety by reference to the form of Indemnification Agreement filed therewith.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2006 after our Registration Statement became effective, upon the prior approval of our board of directors and our shareholders, we filed an amendment (the “Amendment”) to our Amended and Restated Articles of Incorporation (as so amended, the “Existing Articles”). The Amendment was effective upon filing. Pursuant to the Amendment, we effected a 1-for-2 reverse stock split of our common stock. A copy of the form of Existing Articles was attached as Exhibit 3.1(ii) to the Registration Statement and is incorporated herein by reference. The description of the Existing Articles contained herein is qualified in its entirety by reference to the copy of the Existing Articles filed therewith.

Effective December 18, 2006, upon the completion of the IPO and the corresponding simultaneous conversion of our Series B Preferred Stock and Series C Preferred Stock into shares of our common stock and cash and conversion of our Series A Preferred Stock into shares of common stock and upon the prior approval of our board of directors and our shareholders, we filed our Amended and Restated Articles of Incorporation (the “Revised Articles”) which amended and restated our Existing Articles. Among the changes to the Existing Articles effected by the Revised Articles are: (i) the elimination of all provisions relating to our Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock; (ii) the confirmation of our authorized capitalization of 100 million shares of common stock and 10 million shares of undesignated preferred stock; (iii) the incorporation of classified board provisions; and (iv) the opt-out of certain provisions of the Pennsylvania Business Corporation Law applicable to registered corporations. A copy of the form of Revised Articles was attached as Exhibit 3.3 to the Registration Statement and is incorporated herein by reference. The description of the Revised Articles contained herein is qualified in its entirety by reference to the copy of the Revised Articles filed therewith.

Effective December 18, 2006, upon the completion of the IPO and the prior approval of our board of directors and our shareholders, our Second Amended and Restated Bylaws (the “Revised Bylaws”) became effective which amended and restated our Amended and Restated Bylaws. The Revised Bylaws include, among other things, revisions that: (i) explicitly permit electronic communications in the context of voting, meetings, and notices; (ii) remove the provision permitting shareholders to act by written consent; and (iii) provide that we need not give notice to a shareholder with whom we have not been able to get in contact for 24 consecutive months. A copy of the Revised Bylaws was attached as Exhibit 3.4 to the Registration Statement and is incorporated herein by reference. The description of the Revised Bylaws contained herein is qualified in its entirety by reference to the copy of the Revised Bylaws filed therewith.

Item 9.01. Financial Statements and Exhibits.

(c)	The following exhibits are filed with this Form 8-K:
3.1	Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.16 to MEDecision, Inc.’s Registration Statement on Form S-1 (Registration No. 333-136532)).
3.2

Articles of Amendment to Amended and Restated Articles of Incorporation of MEDecision, Inc. (incorporated herein by reference to Exhibit 3.1(ii) to MEDecision, Inc.’s Registration Statement on Form S-1 (Registration No. 333-136532)).

3.3

Amended and Restated Articles of Incorporation of MEDecision, Inc. (incorporated herein by reference to Exhibit 3.3 to MEDecision, Inc.’s Registration Statement on Form S-1 (Registration No. 333-136532)).

3.4	Second Amended and Restated Bylaws of MEDecision, Inc. (incorporated herein by reference to Exhibit 3.4 to MEDecision, Inc.’s Registration Statement on Form S-1 (Registration No. 333-136532)).
99.1	Press Release issued by MEDecision, Inc. on December 13, 2006.
99.2	Press Release issued by MEDecision, Inc. on December 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2006	By:	/s/ Carl E. Smith

	Name:	Carl E. Smith
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.16 to MEDecision, Inc.’s Registration Statement on Form S-1 (Registration No. 333-136532)).

3.2

Articles of Amendment to Amended and Restated Articles of Incorporation of MEDecision, Inc. (incorporated herein by reference to Exhibit 3.1(ii) to MEDecision, Inc.’s Registration Statement on Form S-1 (Registration No. 333-136532)).

3.3

Amended and Restated Articles of Incorporation of MEDecision, Inc. (incorporated herein by reference to Exhibit 3.3 to MEDecision, Inc.’s Registration Statement on Form S-1 (Registration No. 333-136532)).

3.4	Second Amended and Restated Bylaws of MEDecision, Inc. (incorporated herein by reference to Exhibit 3.4 to MEDecision, Inc.’s Registration Statement on Form S-1 (Registration No. 333-136532)).

99.1	Press Release issued by MEDecision, Inc. on December 13, 2006.

99.2	Press Release issued by MEDecision, Inc. on December 18, 2006.